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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): November 9, 1999

AMERICAN GENERAL FINANCE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Indiana (State or Other (Jurisdiction Incorporation)	1-6155 (Commission File Number)	35-0416090 IRS Employer Identification No.)

601 N.W. Second Street, Evansville, IN 47708
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (812) 424-8031

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Item 5.     Other Events.

          On November 9, 1999, a duly authorized Committee (the "Terms and Pricing Committee") of the Board of Directors of American General Finance Corporation (the "Company") authorized the issuance in an underwritten public offering of $200,000,000 aggregate principal amount of the Company's 6 3/4% Senior Notes due November 15, 2004 (the "Notes") under the Company's previously filed Registration Statement on Form S-3 (Registration No.  333-28925), as amended by Amendment No. 1 on July 1, 1997 (the "Registration Statement"), and the related Prospectus dated July 2, 1997 and Prospectus Supplement dated November 9, 1999.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits	The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:
Exhibit Number 4(a)	Description Resolutions of the Terms and Pricing Committee adopted on November 9, 1999 establishing the terms of the Notes, certified by an Assistant Secretary of the Company.
4(b)	Form of 6 3/4% Senior Note due November 15, 2004.
5	Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.

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SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     November 12. 1999
AMERICAN GENERAL FINANCE CORPORATION By: /s/ GEORGE W. SCHMIDT George W. Schmidt Controller and Assistant Secretary

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EXHIBIT INDEX
Exhibit Number 4(a)	Description Resolutions of the Terms and Pricing Committee adopted on November 9, 1999 establishing the terms of the Notes, certified by an Assistant Secretary of the Company.
4(b) 5	Form of 6 3/4% Senior Note due November 15, 2004. Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.